UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 25, 2020

Enzo Biochem, Inc.

(Exact Name of Registrant as Specified in Its Charter)

New York

(State or Other Jurisdiction of Incorporation)

001-09974	13-2866202
(Commission File Number)	(IRS Employer Identification No.)

527 Madison Avenue
New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 583-0100

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $.01 par value	ENZ	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-1 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Enzo Biochem, Inc.’s (the “Company”) Board of Directors (the “Board”) adopted an amendment to the Amended and Restated By-Laws of the Company, effective February 25, 2020, implementing majority voting in uncontested director elections. This description of the amendment is qualified in its entirety by reference to the text of Amendment No. 1 to the Amended and Restated Bylaws filed as Exhibit 3.1 hereto.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On February 25, 2020, the Company held its annual meeting of shareholders (the “Annual Meeting”) in New York, New York. As of December 3, 2019, the record date for the Annual Meeting, there were a total of 47,556,807 shares of common stock of the Company (“Common Stock”) outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 39,934,479 shares of Common Stock were represented in person or by proxy and, therefore, a quorum was present.

The shareholders of the Company voted on the following items at the Annual Meeting.

(1)	To approve an amendment to the Company’s By-Laws to increase the maximum size of the Board from five (5) to six (6) members, and provide the discretion to the Board to increase or decrease the size of the Board within the range of five (5) and seven (7) directors;

(2)	To elect two directors to the Company’s Board as Class II Directors for a term of three (3) years or until their respective successors have been duly elected and qualified;

(3)	To elect one director to the Board as a Class I Director for a term of two (2) years or until her successor has been duly elected and qualified;

(4)	If proposal No. 1 is approved by the shareholders, to elect one director to the Board as a Class III Director for a term of one (1) year or until his successor has been duly elected and qualified;

(5)	To approve, by a nonbinding advisory vote, the compensation of the Company’s Named Executive Officers;

(6)	To ratify the Company’s appointment of EisnerAmper LLP to serve as the Company’s independent registered public accounting firm for the Company’s fiscal year ending July 31, 2020; and

(7)	To approve an amendment to the Company’s By-Laws to implement majority voting in uncontested director elections.

Set forth below are the proposals voted upon at the Annual Meeting, and the final voting results as certified by the independent inspector of elections, Christopher J. Woods. As a consequence of these results, among other things, Fabian Blank and Peter J. Clemens were elected to the Board as Class II Directors, Rebecca J. Fischer was reelected to the Board as a Class I Director and the size of the Board did not change. For more information about any of the proposals voted on at the Annual Meeting, please see the Company’s definitive proxy statement, filed with the Securities and Exchange Commission (the “SEC”) on December 5, 2019, as supplemented (the “Proxy Statement”).

Proposal 1 – Amendment to the Company’s By-Laws to Increase the Maximum Size of the Board

The shareholders did not approve the amendment to the Company’s By-Laws to increase the maximum size of the Board from five (5) to six (6) members, and provide the discretion to the Board to increase or decrease the size of the Board within the range of five (5) and seven (7) directors (the “By-Law Amendment Proposal”). Approval of the By-Law Amendment Proposal required the affirmative vote of the holders of a majority the votes present in person or by proxy by the holders of shares entitled to vote therein. The following sets forth the results of the voting with respect to this proposal:

For	Against	Abstentions	Broker Non-votes
11,651,002	21,815,191	353,941	0

Proposal 2 – Election of Class II Directors

Based on the votes set forth below, shareholders elected the following candidates nominated by Harbert Discovery Fund, LP and Harbert Discovery Co-Investment Fund I, LP as Class II Directors of the Company: Fabian Blank and Peter J. Clemens. The following sets forth the results of the voting with respect to each director candidate:

Nominee	For	Against	Broker Non-votes
Fabian Blank	25,697,505	510,545	0
Peter J. Clemens	19,254,430	6,953,620	0

Proposal 3 - Election of the Class I Director

Based on the votes set forth below, shareholders elected Rebecca J. Fischer, the Company’s nominee, as a Class I Director of the Company. The following sets forth the results of the voting with respect to this proposal:

Nominee	For	Abstain/Withhold	Broker Non-votes
Rebecca J. Fischer	12,291,298	512,589	0

Proposal 4 - Election of the Class III Director

Based on the votes set forth below, the shareholders would have elected Barry W. Weiner, the Company’s nominee, as a Class III director if proposal No. 1 was approved.

The following sets forth the results of the voting with respect to this proposal:

Nominee	For	Abstain/Withhold	Broker Non-votes
Barry W. Weiner	7,717,917	3,867,935	0

Proposal 5 - Advisory Vote on Compensation of the Company’s Named Executive Officers

The shareholders approved the advisory vote on the compensation of the Company’s named executive officers, as described in the Proxy Statement. The following sets forth the results of the voting with respect to this proposal:

For	Against	Abstentions	Broker Non-votes
22,410,766	17,398,015	125,698	0

Proposal 6 - Ratify the Appointment of EisnerAmper LLP as the Company’s Independent Registered Public Accountants

The shareholders approved, on an advisory basis, the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2020. The following sets forth the results of the voting with respect to this proposal:

For	Against	Abstentions	Broker Non-votes
39,113,050	583,517	237,912	0

Proposal 7 - Approval of an Amendment to the Company’s By-Laws to Implement Majority Voting in Uncontested Director Elections

The shareholders approved the amendment to the Company’s By-Laws to implement majority voting in uncontested director elections. The following sets forth the results of the voting with respect to this proposal:

For	Against	Abstentions	Broker Non-votes
38,800,549	918,322	215,608	0

No other matters were presented for consideration or shareholder action at the Annual Meeting.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
3.1	Amendment No. 1 to Amended and Restated By-Laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENZO BIOCHEM, INC.

Date: March 2, 2020	By:	/s/ Barry W. Weiner
Barry W. Weiner
President